APOLLO DIVERSIFIED CREDIT FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2024 (Unaudited)

		Spread		Maturity	Principal		Value
Description	Country	Above Index	Rate	Date	Amount		(Note 2)(a)
BANK LOANS (80.50%)(b)

AEROSPACE & DEFENSE (1.37%)(c)
Forming Machining Industries Holdings LLC, Second Lien Initial Term Loan	United States	1M SOFR + 8.25%	13.74%	10/09/26		$310,775	$194,234
Kaman, First Lien Term Loan	United States	1M SOFR + 3.50%	4.25%	03/27/31		2,500,000	2,505,475
MRO Holdings, Inc., First Lien Term Loan (d)(e)	United States	3M SOFR + 5.50%	11.09%	12/18/28		9,672,131	9,696,312
							12,396,021
AUTOMOTIVE (2.24%)
Crash Chanmpions, First Lien Term Loan (c)(e)	United States	1M SOFR + 4.75%	10.07%	02/23/29		3,750,000	3,768,750
Dodge Construction Network LLC, Second Lien Term Loan (c)	United States	3M SOFR + 8.25%	13.70%	02/25/30		1,513,158	688,487
Neutron Holdings, First Lien Term Loan (d)(f)	United States		10.00%	09/30/26		10,000,000	9,950,000
Truck-Lite Co LLC, First Lien Term Loan (c)(d)(g)	United States	3M SOFR + 5.75%	11.06%	02/13/31		4,933,333	4,822,333
Truck-Lite Revolver, First Lien Term Loan (c)(d)(h)	United States	3M SOFR + 5.75%	11.06%	02/13/30		17,778	17,378
							19,246,948
BANKING, FINANCE, INSURANCE & REAL ESTATE (12.09%)
Higginbotham Insurance Agency, Inc., Delayed Draw, First Lien Term Loan, AMD1 (c)(d)	United States	3M SOFR + 5.50%	10.93%	11/24/28		623,875	623,875
Higginbotham Insurance Agency, Inc., Delayed Draw, First Lien Term Loan, AMD3 (c)(d)	United States	3M SOFR + 5.50%	10.93%	11/24/28		2,218,522	2,218,522
Higginbotham Insurance Agency, Inc., First Lien Term Loan, AMD1 (c)(d)(e)	United States	3M SOFR + 5.50%	10.93%	11/24/28		2,139,831	2,139,831
Hyperion Refinance SARL, First Lien Term Loan (c)(e)	United Kingdom	3M SOFR + 3.50%	8.83%	02/15/31		9,000,000	9,016,875
Insight XI, First Lien Term Loan, (4.35% PIK) (c)(d)(g)	Cayman Islands	3M SOFR + 3.85%	9.18%	08/28/24		18,979,618	18,979,618
LendingTree Inc., First Lien Term Loan (c)(d)	United States	3M SOFR + 5.75%	11.08%	03/27/31		2,857,143	2,785,714
Paisley Bidco Ltd., Delayed Draw, First Lien Term Loan (c)(d)(h)	United Kingdom	3M SONIA + 7.00%	10.66%	03/17/28		£4,010,930	5,011,764
Patrimonio, First Lien Term Loan (d)(f)	Colombia		17.49%	06/30/28	COP$	40,050,600,000	10,600,029
Project Antelope B1 Delayed Draw, (3.75% PIK) (c)(d)(g)	France	6M EUR L + 6.50%	10.40%	04/18/30		€4,473,333	4,789,875
Project Antelope B2 Delayed Draw, (3.75% PIK) (c)(d)(g)(h)	France	6M EUR L + 6.50%	10.40%	04/18/30		353,554	378,572
Redfin Corp, First Lien Term Loan (c)(d)(e)	United States	3M SOFR + 5.75%	11.24%	10/20/28		$8,478,750	8,224,388
Safe-Guard Incremental, First Lien Term Loan (c)(d)(e)	United States	3M SOFR + 6.00%	11.31%	01/27/27		8,594,521	8,465,604
Safe-Guard, First Lien Term Loan (c)(d)(e)	United States	3M SOFR + 6.00%	11.31%	01/27/27		952,660	938,370
Stretto, First Lien Term Loan (c)(d)(e)	United States	3M SOFR + 6.00%	11.31%	10/13/28		15,000,000	14,812,500
VEPF VII Holdings, LP, First Lien Term Loan, (9.84% PIK) (c)(d)(g)	United States	3M SOFR + 4.50%	9.84%	02/28/28		3,296,063	3,296,063
							92,281,600

		Spread		Maturity	Principal	Value
Description	Country	Above Index	Rate	Date	Amount	(Note 2)(a)
BEVERAGE, FOOD & TOBACCO (0.58%)(c)
Market Bidco Ltd., First Lien Term Loan	United Kingdom	6M EUR L + 4.75%	8.65%	11/04/27	€5,000,000	$5,260,192

CAPITAL EQUIPMENT (4.53%)(c)
Cube Industrials, Inc., First Lien Term Loan (d)(e)	United States	3M SOFR + 6.00%	11.30%	10/18/30	$9,862,069	9,738,793
Enstall Solar Group B.V., First Lien Term Loan (d)	Netherlands	3M EUR L + 6.00%	9.91%	08/30/28	€5,985,000	6,311,656
Husky Injection Molding Systems Ltd., First Lien Term Loan (e)	Canada	1M SOFR + 5.00%	5.25%	01/31/29	$9,087,286	9,122,318
JPW Industries, First Lien Term Loan (d)	United States	3M SOFR + 5.88%	11.20%	11/22/28	7,980,000	7,780,500
LSF12 Donnelly Bidco, LLC, First Lien Term Loan (d)(e)	United States	3M SOFR + 6.50%	11.83%	10/02/29	4,987,500	4,869,795
						37,823,062
CHEMICALS, PLASTICS, & RUBBER (1.24%)(c)
Deccan Holdings B.V., First Lien Term Loan, (1.75% PIK) (d)(g)	India	3M SOFR + 1.75%	7.08%	09/16/25	3,427,311	3,427,311
Heubach, Term Loan PIK, First Lien Term Loan, (2.00% PIK) (d)(g)	United States	3M SOFR + 8.00%	13.59%	04/30/24	662,691	331,346
LSF11 A5 HoldCo LLC, First Lien Term Loan (e)	United States	3M SOFR + 4.25%	9.68%	10/15/28	6,417,324	6,435,774
Neptune Husky US Bidco, LLC, First Lien Term Loan (i)(m)	Luxembourg	3M SOFR + 5.00%	10.54%	01/03/29	3,835,146	1,084,790
						11,279,221
CONSTRUCTION & BUILDING (0.35%)(c)
LSF10 XL Bidco S.C.A., First Lien Facility B4 Term Loan	Luxembourg	6M EUR L + 4.18%	8.08%	04/12/28	€1,280,206	1,278,348
						1,278,348
CONSUMER GOODS: DURABLE (0.76%)(c)
POLY-WOOD, First Lien Term Loan (d)	United States	3M SOFR + 5.75%	11.08%	03/20/30	$3,636,364	3,554,546
Varsity Brands Holding Co., Inc., First Lien Term Loan (e)	United States	3M SOFR + 5.00%	10.44%	12/15/26	1,983,855	1,995,014
						5,549,560
CONSUMER GOODS: NON-DURABLE (5.99%)(c)
ABG Intermediate Holdings 2, First Lien Term Loan (e)	United States	3M SOFR + 3.50%	8.93%	12/21/28	7,502,499	7,540,011
Altern Marketing, First Lien Term Loan (d)(e)	United States	3M SOFR + 6.00%	11.31%	06/13/28	7,570,588	7,589,515
Iconix, First Lien Term Loan (d)	United States	3M SOFR + 6.00%	11.46%	08/22/29	2,369,231	2,345,539
Iconix, First Lien Term Loan (d)	United States	3M SOFR + 6.00%	11.46%	08/22/29	9,030,163	8,939,861
KDC US Holdings, Inc., First Lien Term Loan (e)	Canada	3M SOFR + 5.00%	10.33%	08/15/28	6,831,298	6,852,646
Men's Wearhouse LLC, First Lien Term Loan (e)	United States	3M SOFR + 6.50%	11.82%	02/26/29	10,000,000	9,950,000
Revlon, Revolver, First Lien Term Loan (d)(h)	United States	3M SOFR + 4.50%	10.17%	05/02/26	523,077	516,538
						43,734,110
CONTAINERS, PACKAGING & GLASS (1.03%)(c)(e)
Tekni-Plex, Inc., First Lien Term Loan	United States	3M SOFR + 5.25%	10.56%	09/15/28	1,234,833	1,241,451

		Spread		Maturity	Principal	Value
Description	Country	Above Index	Rate	Date	Amount	(Note 2)(a)
CONTAINERS, PACKAGING & GLASS (continued)
Trident TPI Holdings, Inc., First Lien 2018 Dollar Term Loan	United States	3M SOFR + 4.50%	9.81%	09/15/28	$8,081,669	$8,098,358
						9,339,809
ENERGY: OIL & GAS (0.00%)(d)(m)
AMH Litigation Trust, First Lien Delayed Draw Term Loan	United States			06/08/25	1,118	0
AMH Litigation Trust, First Lien Delayed Draw Term Loan	United States			06/06/25	1,044	0
						0
ENVIRONMENTAL INDUSTRIES (1.37%)(c)(d)
Heritage Environmental, First Lien Term Loan (e)	United States	3M SOFR + 5.50%	10.81%	01/31/31	4,395,604	4,329,670
Ruler BidCo B1, First Lien Term Loan	Luxembourg	6M EUR L + 5.50%	9.40%	04/29/30	€3,951,573	4,199,220
Ruler BidCo B2, First Lien Term Loan	Luxembourg	6M SOFR + 5.50%	10.81%	04/29/30	$1,618,319	1,606,182
Ruler BidCo Delayed Draw, First Lien Term Loan (h)	Luxembourg	6M EUR L + 6.50%	9.41%	04/29/30	€703,120	747,185
						10,882,257
HEALTHCARE & PHARMACEUTICALS (12.35%)(c)
Advarra Holdings, Inc., First Lien Term Loan (d)(e)	United States	3M SOFR + 5.25%	10.58%	08/24/29	$13,619,251	13,687,348
Allied Benefit Systems Intermediate LLC, First Lien Term Loan (d)(e)	United States	3M SOFR + 5.25%	10.58%	10/31/30	8,453,608	8,432,474
AthenaHealth Group, Inc., First Lien Term Loan (e)	United States	3M SOFR + 3.25%	8.58%	02/15/29	4,000,000	3,972,200
Bausch Health Americas, Inc., First Lien Term Loan (e)	United States	3M SOFR + 5.25%	10.68%	02/01/27	5,189,977	4,075,767
Corpuls, First Lien Term Loan (d)	Germany	6M EUR L + 7.00%	10.90%	06/28/30	€4,000,000	4,304,625
Curia Global, Inc., First Lien Term Loan (e)	United States	3M SOFR + 3.75%	9.15%	08/30/26	$4,312,417	4,119,026
Exactcare Parent, First Lien Term Loan (d)(e)	United States	3M SOFR + 6.50%	11.77%	11/03/29	4,508,197	4,429,303
Inovalon, First Lien Term Loan, (2.75% PIK) (d)(e)(g)	United States	3M SOFR + 3.50%	9.09%	11/24/28	10,403,894	10,273,846
Inovalon, Second Lien Term Loan, (16.07% PIK) (d)(g)	United States	3M SOFR + 10.50%	16.07%	11/25/33	124,538	122,047
Keystone Acquisition, First Lien Term Loan (d)(e)	United States	3M SOFR + 6.50%	10.83%	12/17/29	8,910,000	8,776,350
Keystone Acquisition, Revolver, First Lien Term Loan (d)(h)	United States	3M SOFR + 5.50%	11.82%	12/17/29	193,334	190,433
Milano Acquisition Corp., First Lien B Term Loan (e)	United States	3M SOFR + 4.00%	9.41%	10/01/27	7,434,678	7,125,210
OMH-HealthEdge Holdings, LLC, First Lien Term Loan (d)(e)	United States	3M SOFR + 6.00%	11.23%	10/08/29	14,436,090	14,219,549
Project Dolphin, First Lien Term Loan (c)(d)	United Kingdom	3M SONIA + 6.25%	11.55%	11/02/29	£5,000,000	6,294,964
Tivity Health, Inc., First Lien Term Loan (d)	United States	3M SOFR + 6.00%	11.31%	06/28/29	$7,387,500	7,387,500
Zest Acquisition Corp., First Lien Term Loan (e)	United States	3M SOFR + 5.50%	10.83%	02/08/28	3,960,000	3,945,150
Zeus Company, First Lien Term Loan (d)(e)	United States	3M SOFR + 5.50%	10.81%	02/28/31	3,771,930	3,715,351
						105,071,143
HIGH TECH INDUSTRIES (12.13%)(c)
Access Group, First Lien Delayed Draw Term Loan, (4.00% PIK) (d)(g)	United Kingdom	3M SONIA + 5.25%	10.45%	06/28/29	£2,057,000	2,550,805

		Spread		Maturity	Principal	Value
Description	Country	Above Index	Rate	Date	Amount	(Note 2)(a)
HIGH TECH INDUSTRIES (continued)
Access Group, First Lien Term Loan, (4.00% PIK) (d)(g)	United Kingdom	3M SONIA + 5.25%	10.45%	06/28/29	£3,943,000	$4,889,559
Anaplan Inc., First Lien Term Loan (d)(e)	United States	3M SOFR + 6.50%	11.81%	06/21/29	$9,417,548	9,511,723
Auctane, Inc., First Lien Term Loan (d)(e)	United States	3M SOFR + 5.75%	11.16%	10/05/28	9,849,246	9,849,246
Avalara Inc., First Lien Term Loan (d)	United States	3M SOFR + 7.25%	12.56%	10/19/28	18,181,818	18,318,182
Azurite Intermediate, First Lien Term Loan, (2.50% PIK) (d)(g)	United States	3M SOFR + 7.00%	11.83%	03/19/31	1,650,000	1,625,250
Certinia, First Lien Term Loan (d)(e)	United States	3M SOFR + 7.25%	12.56%	08/03/29	3,529,412	3,423,529
Coupa Holdings LLC, First Lien Term Loan (d)(e)	United States	3M SOFR + 7.50%	12.81%	02/27/30	6,046,728	6,046,728
Crewline Buyer, Inc., First Lien Term Loan (d)	United States	3M SOFR + 6.75%	12.06%	11/08/30	4,528,302	4,471,698
DCert Buyer, Inc., First Lien Initial Term Loan (e)	United States	3M SOFR + 4.00%	9.33%	10/16/26	4,000,000	3,986,280
Falcon, First Lien Term Loan (d)(e)	United States	3M SOFR + 6.00%	11.31%	09/30/30	9,906,832	9,782,997
Flexera Software LLC, First Lien Term Loan (e)	United States	3M SOFR + 3.75%	9.19%	03/03/28	5,387,748	5,406,093
Zendesk, First Lien Term Loan, (2.90% PIK) (d)(e)(g)	United States	3M SOFR + 6.25%	11.57%	11/22/28	15,167,685	15,167,685
						95,029,775
HOTEL, GAMING & LEISURE (1.33%)(c)(e)
CircusTrix LLC, First Lien Term Loan (d)	United States	3M SOFR + 6.50%	11.83%	07/18/28	4,183,064	4,162,149
Life Time, Inc., First Lien Term Loan	United States	3M SOFR + 4.00%	9.57%	01/15/26	7,000,000	7,051,030
						11,213,179
MEDIA: ADVERTISING, PRINTING & PUBLISHING (3.20%)(c)
Associations Inc., First Lien Term Loan, (2.50% PIK) (d)(g)	United States	3M SOFR + 4.00%	9.56%	07/02/27	362,299	362,299
Associations Inc., First Lien Term Loan, (2.50% PIK) (d)(g)	United States	1M SOFR + 4.00%	9.57%	07/02/27	3,135,900	3,135,899
Clear Channel International B.V., First Lien Term Loan (d)(e)	United Kingdom	1M SOFR + 2.25%	7.58%	08/05/27	6,000,000	5,940,000
Donnelley & Sons, First Lien Term Loan (d)	United States	3M SOFR + 5.00%	10.43%	03/28/26	11,585,544	11,411,761
McGraw-Hill Education, Inc., First Lien Term Loan (e)	United States	1M SOFR + 4.75%	10.19%	07/28/28	8,124,206	8,148,863
						28,998,822
MEDIA: BROADCASTING & SUBSCRIPTION (0.57%)(c)(e)
CSC Holdings LLC, First Lien Term Loan	United States	3M SOFR + 4.50%	9.81%	01/18/28	5,335,112	5,143,368

RETAIL (2.52%)(c)
ASDA, First Lien Term Loan (d)	United Kingdom	3M SONIA + 6.75%	12.23%	10/26/29	£12,000,000	15,145,778
Bellis Acquisition Company PLC, First Lien B Term Loan	United Kingdom	6M EUR L + 2.75%	6.60%	02/16/26	€3,000,000	3,212,998
EG Group Ltd., First Lien Term Loan	United Kingdom	3M EUR L + 5.50%	9.40%	02/07/28	4,131,177	4,440,221
Mahwah Bergen Retail Group, Inc., First Lien Tranche B Term Loan (i)(m)	United States	3M US SL + 4.50%	5.25%	08/21/22	$1,435,368	3,588
						22,802,585
SERVICES: BUSINESS (11.27%)
Acuity, First Lien Delayed Draw Term Loan (c)(d)	United Kingdom	3M SOFR + 5.25%	10.35%	06/07/29	1,137,500	1,137,500
Acuity, First Lien Term Loan (c)(d)	United Kingdom	3M SOFR + 5.25%	10.35%	06/07/29	6,362,500	6,362,500
AMCP Clean Acquisition Co. LLC, First Lien Term Loan (c)(e)	United States	3M SOFR + 5.00%	10.33%	06/15/28	5,000,000	4,975,000

		Spread		Maturity	Principal	Value
Description	Country	Above Index	Rate	Date	Amount	(Note 2)(a)
SERVICES: BUSINESS (continued)
BDO USA, First Lien Term Loan (c)(d)(e)	United States	3M SOFR + 6.00%	11.33%	08/31/28	$19,622,388	$19,257,412
Coretrust, First Lien Term Loan (c)(d)(e)	United States	3M SOFR + 6.50%	11.83%	10/01/29	5,353,289	5,219,457
Deerfield Dakota Holding LLC, First Lien Term Loan (c)(e)	United States	3M SOFR + 3.75%	9.06%	04/09/27	3,989,637	3,974,955
eResearchTechnology, Inc., First Lien Initial Term Loan (c)(e)	United States	3M SOFR + 4.50%	9.94%	02/04/27	6,303,179	6,329,337
GBT Group Services B.V., First Lien Term Loan, (4.00% PIK) (c)(g)	Netherlands	3M SOFR + 5.25%	10.68%	12/16/26	15,000,000	15,487,500
Ichnaea, First Lien Term Loan B(c)(d)	United Kingdom	3M SONIA + 6.00%	11.20%	10/05/29	£5,000,000	6,200,303
Polaris Newco LLC, First Lien Term Loan (c)(e)	United States	3M SOFR + 4.00%	9.57%	06/02/28	$7,896,052	7,828,817
Project Harrier, First Lien Term Loan, (6.25% PIK) (d)(f)(g)	United Kingdom		12.50%	10/31/29	£5,079,623	6,315,069
Project Ruby Ultimate Parent Corp., First Lien Term Loan (c)(e)	United States	3M SOFR + 3.50%	8.94%	03/10/28	$8,000,000	8,020,000
Valor, Inc., EUR, First Lien Term Loan, (1.73% PIK) (c)(d)(g)	United Kingdom	6M EUR L + 5.40%	9.30%	07/11/29	€1,410,281	1,506,272
Valor, Inc., First Lien Delayed Draw Term Loan, (1.73% PIK) (c)(d)(g)	United Kingdom	6M EUR L + 5.75%	10.60%	07/11/29	1,750,000	1,869,113
Valor, Inc., GBP, First Lien Term Loan, (1.73% PIK) (c)(d)(g)	United Kingdom	3M SONIA + 5.40%	10.60%	07/11/29	£2,295,636	2,868,458
						97,351,693
SERVICES: CONSUMER (1.96%)(c)
Delivery Hero, First Lien Term Loan (e)	United States	1M SOFR + 5.00%	10.33%	12/12/29	$5,024,647	4,999,524
Excelligence, First Lien Term Loan (d)	United States	3M SOFR + 5.75%	11.05%	01/18/30	11,219,178	10,994,795
Excelligence, Revolver, First Lien Term Loan (d)(h)	United States	3M SOFR + 5.75%	10.85%	01/18/30	540,029	529,228
						16,523,547
TELECOMMUNICATIONS (1.77%)(c)
CommScope Inc, TL, First Lien Term Loan (e)	United States	3M SOFR + 3.25%	8.69%	04/06/26	16,394,459	14,836,986
TDC Net A, First Lien Term Loan	Denmark	6M EUR L + 1.50%	5.41%	01/31/25	€502,047	522,678
TDC Net B, First Lien Term Loan	Denmark	6M EUR L + 1.50%	5.45%	01/29/27	695,143	727,458
						16,087,122
TRANSPORTATION: CARGO (1.85%)(c)(d)
Channelside Inc., First Lien Term Loan (e)	United States	3M SOFR + 6.75%	12.07%	06/30/28	$3,569,085	3,533,394
Channelside Inc., Revolver, First Lien Term Loan (e)(h)	United States	3M SOFR + 6.75%	13.92%	07/01/26	92,592	91,667
Swissport, First Lien Term Loan	Luxembourg	6M EUR L + 7.25%	11.10%	09/30/27	€11,000,000	12,045,398
						15,670,459
TOTAL BANK LOANS
(Cost 656,961,367)						662,962,821

CORPORATE BONDS (21.54%)
AUTOMOTIVE (0.71%)(g)(j)
Carvana Co., (12.00% PIK)	United States		12.00%	12/01/28	$2,652,305	2,559,463
Carvana Co., (13.00% PIK)	United States		13.00%	06/01/30	1,475,431	1,423,513
Carvana Co., (14.00% PIK)	United States		14.00%	06/01/31	2,459,440	2,429,610
						6,412,586

		Spread		Maturity	Principal	Value
Description	Country	Above Index	Rate	Date	Amount	(Note 2)(a)
BANKING, FINANCE, INSURANCE & REAL ESTATE (1.72%)
Encore Capital Group, Inc.(f)(j)	United States		4.25%	06/01/28	£672,000	$722,620
Kane Bidco, Ltd.(c)(d)(j)	United Kingdom	3M SONIA + 6.25%	11.49%	02/15/28	10,000,000	12,589,928
Kane Bidco, Ltd., Series REGs(f)	United Kingdom		5.00%	02/15/27	€1,000,000	1,044,950
Kane Bidco, Ltd., Series REGs(f)	United Kingdom		6.50%	02/15/27	£1,000,000	1,221,276
						15,578,774
BEVERAGE, FOOD & TOBACCO (0.62%)(f)(j)
Market Bidco Finco PLC	United Kingdom		5.50%	11/04/27	4,870,000	5,614,630

CONSTRUCTION & BUILDING (2.11%)(f)(j)
K Hovnanian Enterprises, Inc.	United States		8.00%	09/30/28	$10,000,000	10,400,000
K Hovnanian Enterprises, Inc.	United States		11.75%	09/30/29	7,875,000	8,736,289
						19,136,289
CONSUMER GOODS: DURABLE (1.65%)(c)(d)(j)
Hercules Achievement, Inc. / Varsity Brands Holding Co., Inc.	United States	3M SOFR + 6.50%	11.80%	12/15/26	15,000,000	14,887,500

CONSUMER GOODS: NON-DURABLE (1.29%)(c)(d)(g)
Gruppo Florence Series A	Italy	3M EUR L + 6.75%	10.64%	10/17/30	€4,820,870	5,109,994
Gruppo Florence Series B	Italy	3M EUR L + 6.75%	10.64%	10/17/30	6,179,130	6,549,714
						11,659,708
ENERGY: OIL & GAS (2.53%)(f)
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp. (i)(m)	United States			12/15/24	$968,000	1,258
Moss Creek Resources Holdings, Inc. (j)	United States		10.50%	05/15/27	10,000,000	10,317,857
Nabors Industries, Ltd. (j)	United States		7.25%	01/15/26	5,000,000	4,970,386
Venture Global LNG, Inc.(e)(j)	United States		8.13%	06/01/28	7,500,000	7,659,375
						22,948,876
HEALTHCARE & PHARMACEUTICALS (0.49%)(f)(j)
Bausch Health Companies, Inc.	United States		5.50%	11/01/25	4,410,000	4,161,937
US Acute Care Solutions LLC	United States		6.38%	03/01/26	266,000	256,524
						4,418,461
HIGH TECH INDUSTRIES (1.50%)(d)(j)
Wolfspeed, Inc.	United States		9.88%	06/23/30	14,000,000	13,573,000

MEDIA: ADVERTISING, PRINTING & PUBLISHING (0.76%)(e)(j)
Gannett Holdings LLC	United States		6.00%	11/01/26	7,500,000	6,902,100

MEDIA: BROADCASTING & SUBSCRIPTION (2.05%)(f)(j)
CCO Holdings LLC	United States		5.38%	06/01/29	2,971,000	2,718,978
Clear Channel Outdoor Holdings, Inc.(e)	United States		5.13%	08/15/27	1,301,000	1,227,388
CSC Holdings LLC	United States		5.50%	04/15/27	5,238,000	4,694,557
CSC Holdings LLC	United States		11.75%	01/31/29	9,929,000	9,953,823
						18,594,746
RETAIL (2.98%)
Bellis Acquisition Company PLC(f)	United Kingdom		3.25%	02/16/26	£3,822,000	4,560,132
eG Global Finance PLC(f)(j)	United Kingdom		12.00%	11/30/28	$2,734,000	2,904,913
eG Global Finance PLC,(3.75% PIK)(c)(d)(g)(j)	United Kingdom	3M SOFR + 7.50%	12.87%	11/30/28	11,129,352	11,101,529
eG Global Finance PLC, Series REGs(f)	United Kingdom		11.00%	11/30/28	€1,379,000	1,566,032
Guitar Center, Inc.(f)(j)	United States		8.50%	01/15/26	$7,765,000	6,891,438
						27,024,044

		Spread		Maturity	Principal	Value
Description	Country	Above Index	Rate	Date	Amount	(Note 2)(a)
SERVICES: BUSINESS (0.50%)(e)(f)(j)
Advantage Sales & Marketing, Inc.	United States		6.50%	11/15/28	$4,832,000	$4,560,007

TELECOMMUNICATIONS (1.63%)(e)(f)(j)
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC	United States		10.50%	02/15/28	14,211,000	14,735,031

UTILITIES: ELECTRIC (1.00%)(c)
Edison International	United States	5Y US T + 3.864%	8.13%	06/15/53	8,711,000	9,033,568

TOTAL CORPORATE BONDS
(Cost $191,636,295)						195,079,320

CONVERTIBLE CORPORATE BONDS (0.64%)(f)

MEDIA: ADVERTISING, PRINTING & PUBLISHING (0.51%)(d)(j)
Gannett Co., Inc.	United States		6.00%	12/01/27	$5,000,000	4,651,105

MEDIA: BROADCASTING & SUBSCRIPTION (0.13%)(k)
DISH Network Corp.	United States			12/15/25	1,616,000	1,160,490

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $6,346,850)						5,811,595

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)

COLLATERALIZED LOAN OBLIGATIONS (2.57%)
DEBT (1.87%)(c)(j)
Anchorage Credit Funding 13, Ltd., Series 2021-13A	Cayman Islands		6.84%	07/27/39	$350,000	286,957
Anchorage Credit Funding 13, Ltd., Series 2021-13A	Cayman Islands		6.92%	07/27/39	2,300,000	1,867,770
Anchorage Credit Funding 14, Ltd., Series 2021-14A	Cayman Islands	3M SOFR + 3.92%	7.45%	01/21/40	850,000	710,671
Antares CLO 2018-3, Ltd., Series 2018-3A	Cayman Islands	3M SOFR + 3.91%	9.23%	01/20/31	4,000,000	3,990,736
PNMAC GMSR Issuer Trust, Series 2024-GT1	United States	1M SOFR + 3.20%	8.53%	03/25/29	10,000,000	10,105,671
						16,961,805
EQUITY (0.70%)(d)(j)(l)
NSLT 2021-A R	United States			04/20/62	$10,080	2,891,085
NSLT 2021-BA R	United States			04/20/62	10,080	1,397,199
NSLT 2021-CA R	United States			04/20/62	10,080	1,100,524
NSLT 2021-DA R	United States			04/20/62	10,080	905,255
						6,294,063
TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $23,490,266)						23,255,868

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)

COMMERCIAL REAL ESTATE LOANS (3.26%)(c)(j)

AREIT 2023-CRE8 LLC, Class C, Series 2023-CRE8	Bermuda	1M SOFR + 4.02%	9.35%	08/17/41	$7,000,000	$6,991,589
MF1 2022-B1 LLC, Class A, Series 2022-B1	United States	1M SOFR + 2.40%	7.72%	11/17/37	8,000,000	8,059,258
MF1 2022-B1 LLC, Class B, Series 2022-B1	United States	1M SOFR + 3.28%	8.60%	11/17/37	100,000	100,086
MF1 2022-B1 LLC, Class C, Series 2022-B1	United States	1M SOFR + 4.03%	9.35%	11/17/37	1,034,000	1,028,131
MF1 2022-B1 LLC, Class D, Series 2022-B1	United States	1M SOFR + 4.53%	9.85%	11/17/37	142,000	138,064
MF1 2022-B1 LLC, Class E, Series 2022-B1	United States	1M SOFR + 5.38%	10.70%	11/17/37	724,000	700,409
PFP 2023-10, Ltd., Class C, Series 2023-10	Bermuda	1M SOFR + 4.12%	9.45%	09/16/38	2,500,000	2,499,730
VMC Finance 2023-PV1 LLC, Class A, Series 2023-PV1	United States	1M SOFR + 2.77%	8.09%	01/19/40	6,850,000	6,837,540
VMC Finance 2023-PV1 LLC, Class AS, Series 2023-PV1	United States	1M SOFR + 3.18%	8.50%	01/19/40	1,050,000	1,048,780
VMC Finance 2023-PV1 LLC, Class B, Series 2023-PV1	United States	1M SOFR + 3.58%	8.91%	01/19/40	800,000	799,036
VMC Finance 2023-PV1 LLC, Class C, Series 2023-PV1	United States	1M SOFR + 4.63%	9.95%	01/19/40	800,000	799,029
VMC Finance 2023-PV1 LLC, Class D, Series 2023-PV1	United States	1M SOFR + 6.78%	12.10%	01/19/40	500,000	499,390
						29,501,042
TOTAL COMMERCIAL REAL ESTATE LOANS
(Cost $29,295,751)						29,501,042

	Country	Shares	Value
COMMON STOCKS (0.01%)(m)

MEDIA: ADVERTISING, PRINTING & PUBLISHING (0.00%)(n)
Gannett Co., Inc.	United States	2,340	5,710

TELECOMMUNICATIONS (0.01%)
EchoStar Corp.	United States	8,722	124,288

TOTAL COMMON STOCKS
(Cost $124,327)			129,998

		Shares	Value

EQUITY INTEREST (0.00%)(d)(m)(o)
ENERGY: OIL & GAS (0.00%)
Bruin Blocker LLC	United States	27,864	–

		Shares	Value
EQUITY INTEREST (continued)
HOTEL, GAMING & LEISURE (0.00%)
Cineworld Group PLC Warrant, Strike Price $41.49	United States	84,898	$–

TRANSPORTATION: CONSUMER (0.00%)
Bahia De Las Isletas A2	Spain	1,696	–
Bahia De Las Isletas A3	Spain	294	–
Bahia De Las Isletas B2	Spain	2,162	–
Bahia De Las Isletas B3	Spain	375	–
			–
TOTAL EQUITY INTEREST
(Cost $38,001)			–

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
PARTNERSHIP INTEREST (1.76%)

ENERGY: OIL & GAS (1.76%)(c)
Energy Transfer LP, Series A	United States	3M SOFR + 4.30%	9.60%	02/15/73	3,774,000	3,715,994
Energy Transfer LP, Series H	United States	5Y US T + 5.69%	6.50%	11/15/72	12,458,000	12,222,583
						15,938,577
TOTAL PARTNERSHIP INTEREST
(Cost $14,785,088)						15,938,577

	7-Day Yield	Shares	Value (Note 2)(a)
SHORT TERM INVESTMENT (10.12%)
Goldman Sachs Financial Square Government Fund	5.22%	91,702,986	91,702,986

TOTAL SHORT TERM INVESTMENT
(Cost $91,702,986)			91,702,986

TOTAL INVESTMENTS (113.08%)
(Cost 1,014,380,931)			1,024,382,207

Liabilities in Excess of Other Assets (-13.08%)			(118,492,007)
NET ASSETS (100.00%)			$905,890,200

Reference Rates:
3M US SL - 3 Month US synthetic LIBOR as of March 31, 2024 was 5.56%
3M EUR L - 3 Month EURIBOR as of March 31, 2024 was 3.89%
6M EUR L - 6 Month EURIBOR as of March 31, 2024 was 3.85%
1M SOFR - 1 Month US SOFR as of March 31, 2024 was 5.33%
3M SOFR - 3 Month US SOFR as of March 31, 2024 was 5.30%
6M SOFR - 6 Month US SOFR as of March 31, 2024 was 5.22%
3M SONIA - 3 Month SONIA as of March 31, 2024 was 5.22%
5Y US T - 5 Year US Treasury rate as of March 31, 2024 was 4.21%

(a)	Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.
(b)	“Bank Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of March 31, 2024. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.
(c)	Floating or variable rate security. The reference rate is described above. The rate in effect as of March 31, 2024 is based on the reference rate plus the displayed spread as of the security's last reset date.
(d)	Security is classified as Level 3 in the Fund's fair value hierarchy (see Note 2).
(e)	Security or portion thereof pledged as collateral under the secured revolving credit facility entered into by CRDTX SPV I, LLC and Citibank N.A.
(f)	Fixed rate security.
(g)	Paid in kind security which may pay interest in additional par.
(h)	A portion of this security was not funded as of March 31, 2024. The Portfolio of Investments records only the funded portion of each position. As of March 31, 2024, the Fund has unfunded delayed draw loans in the amount of $67,188,805. Fair value of these unfunded delayed draws was $66,278,682. Additional information is provided in Note 4 General Commitments and Contingencies.
(i)	See Note 2 regarding defaulted securities.
(j)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act") and Regulation S of the Securities Act. These securities may be sold in the ordinary course of business in transactions exempt from registration normally to qualified institutional buyers. As of March 31, 2024, the aggregate market value of such securities was $231,792,801, representing 25.59% of net assets.
(k)	Zero Coupon Securities.
(l)	CLO subordinated notes, income notes, and Class M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.
(m)	Non-income producing security.
(n)	Less than 0.005%.
(o)	Securities may be deemed to be “restricted securities” under the Securities Act. As of March 31, 2024, the restricted securities were as follows:

Restricted	Acquisition Date	Cost	Value March 31, 2024	Value as Percentage of Net Assets Applicable to Common Stockholders March 31, 2024
Bahia De Las Isletas A2	02/17/2022	$–	$–	–%
Bahia De Las Isletas A3	02/17/2022	16,700	–	–
Bahia De Las Isletas B2	02/17/2022	–	–	–
Bahia De Las Isletas B3	02/17/2022	21,301	–	–
Bruin Blocker LLC	08/31/2020	–	–	–
Cineworld Group PLC Warrant	11/23/2020	–	–	–
Total		$38,001	$–	–%

Common Abbreviations:

B.V. - Besloten Vennootshap

CLO - Collateralized Loan Obligation

Co. - Company

EUR L or EURIBOR - Euro Interbank Offered Rate

L or LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

Ltd - Limited Company

PIK - Payment in Kind

PLC - Public Limited Company

Reg S - Regulation S

SARL - Société A Responsabilité Limitée

S.C.A - Société en Commandite par actions

SONIA - Sterling Overnight Index Average

SOFR - Secured Overnight Financing Rate

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Value	Unrealized Appreciation/ (Depreciation)
Bank of New York Mellon	06/20/24	USD	80,081,465	EUR	78,816,691	$1,264,774
Bank of New York Mellon	06/20/24	USD	73,798,420	GBP	72,749,274	1,049,146
						$2,313,920

Bank of New York Mellon	06/20/24	EUR	3,690,812	USD	3,744,337	$(53,525)
Bank of New York Mellon	06/20/24	GBP	517,699	USD	526,942	(9,243)
						$(62,768)

Total Return Swap Summary

Counterparty	Reference Entity/Obligation	Currency	Notional Amount	Floating Rate Index	Spread (bps)	Termination Date	Value	Net Unrealized Depreciation
Nomura Global Financial Products, Inc.	Gannett Co., Inc.	USD	10,696	OBFR01	60	04/28/2025	$10,518	$(178)
							$10,518	$(178)

Currency Swap Summary

Counterparty	Pay/Receive Floating Rate	Receive Notional	Currency	Pay Notional	Currency	Floating Rate	Fixed Rate	Maturity Date	Net Unrealized Depreciation
Nomura Global Financial Products, Inc.	Receive	10,000,000	USD	40,050,600,000	COP	SOFRRATE	17.66%	06/30/2028	$(773,636)
									$(773,636)

Swaption Summary

Counterparty	Swaption Type	Reference Obligation	Strike	Expiration Date	Notional	Unrealized Appreciation (Depreciation)
Nomura Global Financial Products, Inc.	Receiver	SOFRRATE Index	3.9455	04/26/2024	150,000,000	$689,193
Nomura Global Financial Products, Inc.	Receiver	SOFRRATE Index	3.9430	04/26/2024	150,000,000	371,334
Nomura Global Financial Products, Inc.	Payer	SOFRRATE Index	3.9455	04/26/2024	(150,000,000)	(728,739)
Nomura Global Financial Products, Inc.	Payer	SOFRRATE Index	3.9430	04/26/2024	(150,000,000)	(1,214,708)
						$(882,920)

Apollo Diversified Credit Fund

Notes to Quarterly Consolidated Schedule of Investments

March 31, 2024 (Unaudited)

1. ORGANIZATION

Apollo Diversified Credit Fund (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund was organized as a statutory trust on April 5, 2016 under the laws of the State of Delaware. The Fund commenced operations on April 3, 2017 and is authorized to issue an unlimited number of shares with no par value. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value (“NAV”). The Fund’s investment adviser is Apollo Capital Credit Adviser, LLC (formerly, Griffin Capital Credit Advisor, LLC) (the “Adviser”). The Fund's investment sub-adviser is Apollo Credit Management, LLC (the "Sub-Adviser"). Both the Adviser and Sub-Adviser are affiliates of Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”). Both the Adviser and Sub-Adviser are registered as investment advisers with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended.

The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Fund pursues its investment objective through a “multi-asset” approach across private and public credit markets that is centered around five key strategy pillars: (1) corporate direct lending, (2) asset-backed lending, (3) performing credit, (4) dislocated credit and (5) structured credit. The corporate direct lending pillar targets large scale corporate originations and sponsor-backed issuers utilizing Apollo's proprietary sourcing channel, primarily focused on first lien, senior secured and unitranche loans. This may include opportunities within credit secondaries and middle market direct lending. The asset-backed lending pillar is expected to enable agile deployment into origination and propriety sourcing channels across a broad mandate of asset-backed investments, with focus on investments collateralized by tangible assets. The performing credit pillar primarily pursues liquid, performing senior secured corporate credit to generate total return. The dislocated credit pillar seeks to use contingent capital to pursue “dislocated” credit opportunities (e.g., stressed, performing assets across the credit spectrum that sell-off due to technical and/or non-fundamental reasons) in between traditional, passive investment mandates and “distressed-for-control” investment mandates. The structured credit pillar seeks out high-quality structured credit opportunities of various asset types, vintages, maturities, jurisdictions and capital structure priorities, including debt and equity tranches of collateralized loan obligations (“CLOs”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), consumer and commercial asset-backed securities (“ABS”), whole loans and regulatory capital relief transactions. The Fund will invest, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings and the liquidation preference of any preferred shares that may be outstanding, in debt securities, including, but not limited to, credit related investments such as fixed income securities (investment grade debt and high-yield-debt), floating rate securities (senior loans or structured credit) and other debt instruments and in derivatives (futures, forward contracts, foreign currency exchange contracts, call and put options, selling or purchasing credit default swaps, and total return swaps) and other instruments that have economic characteristics similar to such securities or investments.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A, Class C and Class I shares commenced operations on April 3, 2017. Class L shares commenced operations on September 5, 2017. Class F shares commenced operations on September 25, 2017 and are no longer offered except for reinvestment of dividends. Class M shares commenced operations on November 2, 2021. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I, and Class M shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific service and distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fund Subsidiaries – During the period, certain investments of the Fund were held through wholly-owned subsidiaries. The Fund has a 100% ownership interest, consolidates, and has control over significant operating, financial, and monetary decisions of ADCF Lender, LLC (“ADCF Lender”), ADCF Mantle SPV, LLC (“Mantle SPV”), ADCF Germantown SPV, LLC (“Germantown SPV”), ADCF Titan SPV, LLC (f/k/a ADCF Certinia SPV, LLC) (“Titan SPV”), ADCF Newark SPV, LLC (“Newark SPV”), ADCF Lemon SPV, LLC (“Lemon SPV”), ADCF Opera SPV, LLC (“Opera SPV”), ADCF Aoide SPV, LLC (f/k/a ADCF Apollonia SPV, LLC) (“Aoide SPV”), ADCF Ostrich SPV, LLC (“Ostrich SPV”), CRDTX SPV I, LLC (“Financing Subsidiary”), and GIACF Alternative Holdings, LLC (“Cayman SPV”) (together, the “Subsidiaries”). The primary purpose of the Subsidiaries is to facilitate the holding of certain investments of the Fund. For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its Subsidiaries. The financial results of the Subsidiaries are included in the consolidated financial statements and financial highlights of the Fund and all investments held by the Subsidiaries are disclosed in the Consolidated Schedule of Investments. All accounts and transactions between the Fund and its Subsidiaries have been eliminated in consolidation.

ADCF Lender is a Limited Liability Company formed in accordance with the laws of the State of Delaware on July 28, 2022. The Fund is the managing and sole member of ADCF Lender pursuant to a limited liability company operating agreement.

Germantown SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on May 16, 2023. The Fund is the managing and sole member of Germantown SPV pursuant to a limited liability company operating agreement.

Titan SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on July 13, 2023. The Fund is the managing and sole member of Titan SPV pursuant to a limited liability company operating agreement.

Newark SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on August 2, 2023. The Fund is the managing and sole member of Newark SPV pursuant to a limited liability company operating agreement.

Lemon SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on September 12, 2023. The Fund is the managing and sole member of Lemon SPV pursuant to a limited liability company operating agreement.

Opera SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on September 26, 2023. The Fund is the managing and sole member of Opera SPV pursuant to a limited liability company operating agreement.

Aoide SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on January 29, 2024. The Fund is the managing and sole member of Aoide SPV pursuant to a limited liability company operating agreement.

Ostrich SPV was a Limited Liability Company formed in accordance with the laws of the State of Delaware on December 4, 2023 and was dissolved on April 4, 2024. The Fund was the managing and sole member of Ostrich SPV pursuant to a limited liability company operating agreement.

The Financing Subsidiary, a Delaware Limited Liability Company, was formed on November 27, 2018. The Fund and CRDTX SPV I, LLC, are party to a secured revolving credit facility with Citibank, N.A. The Fund is the managing and sole member of CRDTX SPV I, LLC pursuant to a limited liability company operating agreement and the Fund will remain the sole member and will continue to wholly own and control CRDTX SPV I, LLC. Assets pledged as collateral by CRDTX SPV I, LLC under the secured revolving credit facility with Citibank, N.A. are disclosed in the Consolidated Schedule of investments.

The Cayman SPV, a Cayman Islands exempted company, was formed on September 18, 2018. The Fund is the managing and sole member of the Cayman SPV pursuant to a limited liability company operating agreement. The Cayman SPV has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Cayman SPV is a Controlled Foreign Corporation, which generates and is allocated no income that is considered effectively connected with U.S. trade of business and, as such, is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Cayman SPV’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its Subsidiaries.

Fund Valuation – The net asset value per share for the Fund is determined following the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s net assets by the total number of shares outstanding. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund, by the total number of shares outstanding.

Security Valuation – The Fund’s Board has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary models and information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Forward foreign currency exchange contracts and cross currency swaps are typically valued at their quoted daily prices obtained from an independent pricing service. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and cross currency swaps will not be recorded in the Consolidated Statement of Assets and Liabilities. However, fluctuations in the value of the forward foreign currency exchange contracts will be recorded in the Consolidated Statement of Assets and Liabilities as an asset or liability and in the Consolidated Statement of Operations as unrealized appreciation or depreciation until terminated.

Fair Value Measurements – In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended March 31, 2024 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of March 31, 2024:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$203,364,773	$459,598,048	$662,962,821
Corporate Bonds	–	131,267,655	63,811,665	195,079,320
Convertible Corporate Bonds	–	1,160,490	4,651,105	5,811,595
Collateralized Loan Obligations	–	16,961,805	6,294,063	23,255,868
Commercial Real Estate Loans	–	29,501,042	–	29,501,042
Common Stocks	129,998	–	–	129,998
Partnership Interest	–	15,938,577	–	15,938,577
Short Term Investment	91,702,986	–	–	91,702,986
Total	$91,832,984	$398,194,342	$534,354,881	$1,024,382,207
Other Financial Instruments*
Assets:
Forward Foreign Currency Contracts	–	2,313,920	–	2,313,920
Swaptions	–	1,060,527	–	1,060,527
Unfunded Loan Commitments	–	–	562,933	562,933
Liabilities:
Forward Foreign Currency Contracts	–	(62,768)	–	(62,768)
Cross Currency Swap Contracts	–	(773,636)	–	(773,636)
Swaptions	–	(1,943,447)	–	(1,943,447)
Total Return Swaps	(178)	–	–	(178)
Unfunded Loan Commitments	–	–	(125,366)	(125,366)
Total	$(178)	$888,986	$437,567	$1,031,985

*	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments and unfunded loan commitments reflected in the Note 4, General Commitments and Contingencies. The Other Financial Instruments shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contracts' value.

The carrying and fair value of the Fund's debt obligation as of March 31, 2024, for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy, was $112,400,000.

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	Bank Loans	Corporate Bonds	Convertible Corporate Bonds	CLO Equity	Unfunded Loan Commitments(b)	Total
Balance as of December 31, 2023	$497,338,232	$84,712,499	$4,667,649	$6,677,435	$514,463	$593,910,278
Accrued discount/ premium	401,390	68,783	(9,038)	(236,667)	–	224,468
Realized Gain/(Loss)	753,545	17,069	–	–	–	770,614
Change in Unrealized Appreciation/(Depreciation)	5,790,041	1,710,921	(7,506)	(146,705)	(76,896)	7,269,855
Purchases	22,258,278			–	–	22,258,278
Sales Proceeds and Paydowns	(66,943,438)	(3,561,318)	–	–	–	(70,504,756)
Transfer into Level 3(a)	–	–	–	–	–	–
Transfer out of Level 3(a)	–	(19,136,289)	–	–	–	(19,136,289)
Balance as of March 31, 2024	$459,598,048	$63,811,665	$4,651,105	$6,294,063	$437,567	$534,792,448
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2024	$6,169,931	$143,638	$(7,508)	$(146,705)	$(76,896)	$6,082,460

(a)	Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above.
(b)	The bank loan fair value balance as of December 31, 2023 has been updated to remove the market value of the Fund's unfunded loan commitments. In connection with such update, the Fund's unfunded loan commitments are now presented under "Unfunded Loan Commitments" at the respective unrealized appreciation/ (depreciation).

The table below provides additional information about the Level 3 Fair Value Measurements as of March 31, 2024:

Quantitative Information about Level 3 Fair Value Measurements.

Asset Class	Fair Value		Valuation Technique	Unobservable Inputs	Minimum	Maximum	Weighted Average
Bank Loans	$398,940,649		Discounted Cash Flow	Discount Rate	7.99%	15.83%	10.63%
Bank Loans	49,726,025	(a)	Transaction Approach	Cost(b)	$97.50	$99.00	$98.26
Bank Loans	10,600,029		Independent Pricing service	Vendor(b)	$102.30	$102.30	$102.30
Bank Loans	331,345		Recovery Analysis	Recoverability %	50.00%	50.00%	50.00%
CLO Equity	6,294,063		Discounted Cash Flow	Discount Rate	12.50%	12.50%	12.50%
Convertible Corporate Bond	4,651,105		Discounted Cash Flow	Discount Rate	13.35%	13.35%	13.35%
Corporate Bond	63,811,665		Discounted Cash Flow	Discount Rate	9.76%	12.25%	11.32%
Unfunded loan Commitments	438,395		Discounted Cash Flow	Discount Rate	7.99%	12.77%	10.79%
Unfunded loan Commitments	(828)		Transaction Approach	Cost	$97.50	$99.00	$98.29
			Option Model	Volatility	60.00%	60.00%	60.00%
Total	$534,792,448

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Volatility	Increase	Decrease
Estimated Proceeds	Increase	Decrease
Vendor and/or broker quote	Increase	Decrease
Recent Transaction	Increase	Decrease
Recoverability %	Increase	Decrease

(a)	The Fund utilized a recent transaction, specifically purchase price, to fair value this security.
(b)	The Fund did not develop the unobservable inputs for the determination of fair value (examples include single broker quotations from pricing services and prior or pending transactions).

The Fund used valuation techniques consistent with the income approach and market approach to determine the fair value of certain Level 3 assets as of March 31, 2024. The valuation techniques utilized by the Fund included discounted cash flows analysis, recoverability, and the option model. The Fund utilized the discounted cash flow analysis to measure fair value of certain of the Fund’s equity and debt investments. The discounted cash flows analysis is a technique whereby future expected cash flows of the underlying investment are discounted to determine a present value using a discount rate. The significant unobservable input used in the discounted cash flows analysis is the discount rate. The Fund also utilized a recoverability approach to measure fair value of certain of the Fund’s equity and debt investments, specifically a liquidation analysis. There are various company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable input used in the valuation model was estimated proceeds. For certain investments, the Fund used an option model, of which the applicable method is the Black-Scholes Option Pricing Method (“BSM”), to perform valuations. The BSM is a model of price variation over time of financial instruments, such as equity, that is used to determine the price of call or put options. Various inputs are required but the primary unobservable input into the BSM model is the underlying asset volatility.

Generally, new investments not valued by an independent pricing service are held at purchase price initially until the investment has been held by the Fund for a full quarter. Absent a material change to the applicable investment, the Valuation Designee subsequently determines the application of a fair value methodology at the next valuation date.

Securities Transactions, Revenue Recognition and Expenses – The Fund records its investment transactions on a trade date basis. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specified identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discount and premium to par value on investments acquired are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount and market discount or premium are capitalized and amortized against or accreted into interest income using the effective interest method or straight-line method, as applicable. For the Fund’s investments in revolving bank loans, the cost basis of the investment purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. Upon prepayment of a loan or debt security, any prepayment premium is recorded as interest income.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

Income from securitization vehicles and investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded daily using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Fund believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

Expenses are recorded on an accrual basis.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST).

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Cash and Cash Equivalents – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the period, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Loan Participation and Assignments – The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Agent that is selling the loan agreement. When the Fund purchases assignments from lenders they acquire direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund will rely on an exemption in Rule 18f-4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Agent selling the loan agreement and only upon receipt of payments by the Agent from the borrower. The Fund may receive a fee based on the undrawn portion of the underlying line of credit of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the period ended March 31, 2024, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. At March 31, 2024, the Fund had $67,188,804 at par value in unfunded loan commitments.

Defaulted Securities – The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. As of March 31, 2024, the aggregate value of those securities was $1,089,636 representing 0.12% of the Fund's net assets. The Fund doesn't accrue income on securities for which income has been deemed uncollectible. Additionally, the Fund provides for losses on interest receivable. Such securities have been identified on the accompanying Consolidated Schedule of Investments.

Distributions to Shareholders – The Fund intends to accrue dividends daily and to distribute as of the last business day of each quarter. Distributions of net capital gains are normally accrued and distributed in December. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” (more than a fifty percent chance) to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2023 returns.

3. DERIVATIVE TRANSACTIONS

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as forward foreign currency contracts. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Sections 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on an exemption in Rule 18f-4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. The Fund will rely on an exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

The Fund operates as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund ceases to qualify as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Foreign Currency Derivatives – The Fund engaged in currency transactions with counterparties during the period ended March 31, 2024 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to gain or reduce exposure to certain currencies. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A cross currency swap is an agreement between two parties to exchange cash flows in certain currencies at future dates. The forward foreign currency contracts and cross currency swaps are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract or cross currency swap is terminated, the Fund records a realized gain or loss equal to the difference between the value of the arrangement at the time it was opened and the value of the arrangement at the time it was extinguished.

The Fund enters into total return swap contracts on a long and short basis. These contracts involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount of one or more underlying referenced securities. To the extent the total return of the underlying referenced security exceeds or falls short of the offsetting interest amount, the Fund will receive a payment from or make a payment to the counterparty.

The Fund enters into interest rate swap contracts to increase or decrease its exposure to changes in the level of interest rates. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest at specified intervals based on a notional amount of principal.

The Fund has pledged $1,880,000 as cash collateral in accordance with the terms of the cross currency swap agreement, interest rates swaptions and total return swaps.

For the period ended March 31, 2024, the average monthly notional value of forward foreign currency contracts, cross currency swaps, interest rate swaptions and total return swaps were $164,625,434, $10,000,000, $100,000,000 and $3,565 respectively.

4. GENERAL COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

As of March 31, 2024, Fund had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Unfunded Security(a)	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Advarra Holdings, Inc., Delayed Draw, First Lien Term Loan	$1,243,180	$–	$1,243,180
Allied Benefit Systems Intermediate LLC, Delayed Draw, First Lien Term Loan	1,546,392	–	1,546,392
Altern Marketing, Revolver, First Lien Term Loan	1,134,454	–	1,134,454
Anaplan Inc., Revolver, First Lien Term Loan	582,452	–	582,452
Azurite International, Delayed Draw, First Lien Term Loan	3,750,000	–	3,750,000
Azurite International, Revolver, First Lien Term Loan	600,000	–	600,000
Certinia, Revolver, First Lien Term Loan	470,588	–	470,588
Channelside Inc., Delayed Draw, 2023-A, First Lien Term Loan	62,667	–	62,667
Channelside Inc., Delayed Draw, 2023-B, First Lien Term Loan	845,238	–	845,238
Channelside Inc., Revolver, First Lien Term Loan	333,333	92,593	240,740
CircusTrix LLC, Delayed Draw, First Lien Term Loan	537,634	–	537,634
CircusTrix LLC, Revolver, First Lien Term Loan	268,817	–	268,817
Coretrust, Delayed Draw, First Lien Term Loan	789,474	–	789,474
Coretrust, Revolver, First Lien Loan Term Loan	789,474	–	789,474
Coupa Holdings LLC, Delayed Draw, First Lien Term Loan	539,886	–	539,886
Coupa Holdings LLC, Revolver, First Lien Term Loan	413,386	–	413,386
Crewline Buyer, Inc., Revolver, First Lien Term Loan	471,698	–	471,698
Cube Industrials, Inc., Revolver, First Lien Term Loan	1,137,931	–	1,137,931
Esdec Solar Group B.V., Delayed Draw, First Lien Term Loan	2,191,397	–	2,191,397
Exactcare Parent, Revolver, First Lien Term Loan	491,803	–	491,803
Excelligence, Revolver, First Lien Term Loan	1,780,822	540,029	1,240,793
Falcon, Revolver, First Lien Term Loan	1,093,168	–	1,093,168
Heritage Environmental, Revolver, First Lien Term Loan	604,396	–	604,396
Higginbotham AMD4, Delayed Draw, First Lien Term Loan	2,000,000	–	2,000,000
K Hovnanian Enterprises, Inc., Revolver, First Lien Term Loan	2,000,000	–	2,000,000
Keystone Acquisition, Revolver, First Lien, Term Loan	1,000,000	193,333	806,667
LendingTree Inc, Delayed Draw, First Lien Term Loan	1,142,857	–	1,142,857
OMH-HealthEdge Holdings LLC, Revolver, First Lien Term Loan	1,563,910	–	1,563,910
Owl Rock Core Income, Revolver, First Lien Term Loan	1,818,182	–	1,818,182
Paisley Bidco Ltd., Delayed Draw, First Lien Term Loan	9,041,591	4,835,358	4,206,323
Poly-Wood, Delayed Draw, First Lien Term Loan	681,818	–	681,818
Poly-Wood, Revolver, First Lien Term Loan	681,818	–	681,818
Project Antelope B2, Delayed Draw (3.75% PIK)	560,501	387,888	173,113
Project Antelope B3, Delayed Draw (3.75% PIK)	1,362,623	–	1,362,623
Redfin Corp, Delayed Draw, First Lien Term Loan	8,500,000	–	8,500,000
Revlon, Revolver, First Lien Term Loan	10,000,000	523,077	9,476,923
Ruler BidCo, Delayed Draw, First Lien Term Loan	1,718,055	770,407	947,648
Truck-Lite Co LLC, Delayed Draw, First Lien Term Loan	533,333	–	533,333
Truck-Lite, Revolver, First Lien Term Loan	533,333	17,778	515,555
Valor, Inc., Delayed Draw, First Lien Term Loan	3,287,095	–	3,287,095
Zendesk, Delayed Draw, First Lien Term Loan	3,695,652	–	3,695,652
Zendesk, Revolver, First Lien Term Loan	1,521,739	–	1,521,739
Zeus Company, Delayed Draw, First Lien Term Loan	701,754	–	701,754
Zeus Company, Revolver, First Lien Term Loan	526,316	–	526,316
Total	$74,548,768	$7,359,963	$67,188,805

(a)	The Fund may commit to an investment that has yet to fund because the applicable deal has not closed. Additionally, the Adviser or its affiliates may commit to an investment that it intends to allocate to the Fund for which certain terms are not yet finalized at the time of the commitment and as such the Fund’s allocation may change prior to the date of funding. In this regard, the Fund may have to fund additional commitments in the future that it is currently not obligated to fund. Such investments are not included in the unfunded loan commitments outstanding table above.

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policies. For the period ended March 31, 2024, the Fund recorded a net increase in unrealized depreciation on unfunded loan commitments totaling $76,896.